Exhibit 10.16
SECOND AMENDED AND RESTATED
SHAREHOLDERS AGREEMENT
among
THE O’GARA GROUP, INC.
and
THE SHAREHOLDERS OF
THE O’GARA GROUP, INC.

DATED AS OF: JULY 14, 2006

SECOND AMENDED AND RESTATED
SHAREHOLDERS AGREEMENT
     THIS SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT dated as of July 14, 2006 (this “Agreement”) is made among THE O’GARA GROUP, INC., an Ohio corporation (the “Company”), WALNUT INVESTMENT PARTNERS, L.P. a Delaware limited partnership (“WIP”), WALNUT PRIVATE EQUITY FUND, L.P., a Delaware limited partnership (“WPEF”) (WIP and WPEF collectively, “Walnut”), WALNUT HOLDINGS O’GARA LLC, an Ohio limited liability company (“WHO”), MARK J. HAUSER (“Hauser”), HAUSER 43, LLC, an Ohio limited liability company (“Hauser LLC”), WILLIAM J. MOTTO (“Motto”), PMR, LLC, a Vermont limited liability company (“PMR”), THE THOMAS M. O’GARA FAMILY TRUST (“T. O’Gara”), WILFRED T. O’GARA (“W. O’Gara”), MICHAEL J. LENNON (“Lennon”), KURT M. CAMPBELL (“Campbell”) and the other shareholders of the Company listed on the signature pages hereof. Capitalized terms used herein but not otherwise defined shall have the meanings respectively ascribed thereto in the Recapitalization Agreement (as hereinafter defined).
R E C I T A L S:
     WHEREAS, the Company and certain of the Shareholders (as hereinafter defined) are party to the Amended and Restated Shareholders Agreement dated as of December 16, 2005 (the “Existing Shareholders Agreement”); and,
     WHEREAS, the Company intends to issue and sell shares of New B-1 Series of the New Class B 5% Participating Cumulative Preferred Stock (“New Class B Preferred”) to Walnut, WHO, Hauser LLC, PMR, T. O’Gara, and Campbell pursuant to the Investment and Recapitalization Agreement dated July 14, 2006 among the Company, Walnut, WHO, Hauser LLC, PMR, T. O’Gara, and Campbell (the “Recapitalization Agreement”); and,
     WHEREAS, it is a condition precedent to the obligation of Walnut, WHO, Hauser LLC, PMR, T. O’Gara, and Campbell to purchase the shares of New B-1 Series of the New Class B Preferred under the Recapitalization Agreement that the Company and all the Shareholders enter into this Agreement; and,
     WHEREAS, the parties hereto wish to restrict the transfer of the Shares (as hereinafter defined) and to provide, among other things, for rights of first refusal, “tag-along” rights, corporate governance rights and obligations and certain other matters, all on the terms and conditions contained hereinafter;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained hereinafter, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1.
DEFINITIONS
     1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     “Affiliate” has the meaning ascribed thereto in the Recapitalization Agreement.
     “Amended and Restated Articles of Incorporation” means the Third Amended and Restated Articles of Incorporation of the Company, as further amended and/or restated from time to time in accordance with their terms.
     “Board of Directors” means the Board of Directors of the Company.
     “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the City of Cincinnati, Ohio are authorized or required by law or executive order to close.
     “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of the Company’s capital stock, whether now outstanding or hereafter issued, including, without limitation, all Common Stock and Preferred Stock and any rights, warrants or options to purchase the Company’s capital stock.
     “Charter Documents” means the Amended and Restated Articles of Incorporation, the Amended and Restated Regulations and any other constitutional documents of the Company.
     “Class A Shareholder” means each holder of shares of any Series of New Class A Preferred.
     “Class B Shareholder” means each holder of shares of any Series of New Class B Preferred.
     “Contract Date” has the meaning set forth in Section 2.3(e) of this Agreement.
     “Common Stock” means the common stock, no par value per share, of the Company.
     “Company” has the meaning set forth in the recitals to this Agreement.
     “Company Option” has the meaning set forth in Section 2.3(c) of this Agreement.
     “Company Option Period” has the meaning set forth in Section 2.3(c) of this Agreement.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Initial Public Offering” means the sale, in an underwritten registered public offering, of Common Stock pursuant to an effective registration statement under the Securities Act that results in gross proceeds to the Company of not less than Twenty Five Million Dollars ($25,000,000).
     “IPO Closing Date” means the date upon which the Initial Public Offering closes.
     “Investment Agreement” has the meaning set forth in the recitals to this Agreement.

     “Liquidation Event” has the meaning set forth in Article Fourth, Part Two, Section 3 of the Amended and Restated Articles of Incorporation.
     “New Class A Preferred” means the New Class A 3% Participating Cumulative Preferred Stock, no par value per share, of the Company and any Series of such Class.
     “New Class B Preferred” means the Class B 5% Participating Cumulative Preferred Stock, no par value per share, of the Company and any Series of such Class.
     “Non-Selling Shareholder” has the meaning set forth in Section 2.3(a) of this Agreement.
     “Non-Selling Shareholder Option” has the meaning set forth in Section 2.3(b) of this Agreement.
     “Non-Selling Shareholder Option Period” has the meaning set forth in Section 2.3(b) of this Agreement.
     “Offered Price” has the meaning set forth in Section 2.3(a) of this Agreement.
     “Offered Securities” has the meaning set forth in Section 2.3(a) of this Agreement.
     “Offering Notice” has the meaning set forth in Section 2.3(a) of this Agreement.
     “Permitted Transferee” means: (a) for each Shareholder who is an individual, (i) a member of his or her immediate family, which shall include his or her spouse, children and grandchildren (“Family Members”); or (ii) a trust, corporation, partnership or limited liability company, all of the beneficial interests in which shall be held by such Shareholder or one (1) or more Family Members of such Shareholder; provided, however, that during the period that any such trust, corporation, partnership or limited liability company holds any right, title or interest in any Shares, no Person other than such Shareholder or one (1) or more Family Members of such Shareholder may be or may become beneficiaries, shareholders, limited or general partners or members thereof; (b) for each Shareholder that is a Trust, any of its Affiliates or any entity that is owned or controlled by any such Affiliate; and (c) for each Shareholder that is not an individual, any of its Affiliates.
     “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind and shall include any successor (by merger or otherwise) of such entity.
     “Preferred Stock” means the New Class A Preferred and the New Class B Preferred.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Selling Article 3 Shareholder” has the meaning set forth in Section 3.1 of this Agreement.

     “Selling Shareholder” has the meaning set forth in Section 2.3(a) of this Agreement.
     “Share Equivalents” means any security or obligation which is, by its terms, convertible into or exchangeable for Common Stock or other securities of the Company, and any option, warrant or other subscription or purchase right with respect to Common Stock or such other securities.
     “Shareholders” means the Series B Shareholders, Series A Shareholders, the holders of Common Stock and any other holder of Capital Stock of the Company; and the term “Shareholder” shall mean any such Person.
     “Shareholders Meeting” has the meaning set forth in Section 5.1 of this Agreement.
     “Shares” means, with respect to each Shareholder, all Common Stock, any Series of New Class B Preferred, any Series of New Class A Preferred and Share Equivalents, whether now owned or hereafter acquired; provided, however, for the purposes of any computation of the number of Shares pursuant to Sections 2, 3 and 6 all outstanding New Class B Preferred, New Class A Preferred and Share Equivalents shall be deemed converted, exercised or exchanged as applicable and the shares of Common Stock issuable upon such conversion, exercise or exchange shall be deemed outstanding, whether or not such conversion, exercise or exchange has been effected.
     “Tag-Along Notice” has the meaning set forth in Section 3.1 of this Agreement.
     “Tag-Along Offer Price” has the meaning set forth in Section 3.2 of this Agreement.
     “Tag-Along Offered Securities” has the meaning set forth in Section 3.2 of this Agreement.
     “Tag-Along Rightholder” has the meaning set forth in Section 3.1 of this Agreement.
     “Tag-Along Rightholder Securities” has the meaning set forth in Section 3.1 of this Agreement.
     “Third Party Purchaser” has the meaning set forth in Section 2.3(a) of this Agreement.
     “Transaction Documents” means, collectively: (i) this Agreement; (ii) the Recapitalization Agreement; and (iii) each other document or agreement executed in connection herewith or therewith.
     “Transfer” means any sale (directly or through an option), assignment, pledge, hypothecation, encumbrance, disposition, transfer (including, without limitation, a transfer by will or intestate distribution), gift or attempt to create or grant a security interest in Shares, whether voluntary, involuntary, by operation of law or otherwise (including, without limitation, the conversion of Shares in a merger or consolidation or the exchange of Shares in a mandatory share exchange).
     “Walnut” has the meaning set forth in the recitals to this Agreement.

     “Written Consent” has the meaning set forth in Section 5.1 of this Agreement.
ARTICLE 2.
RESTRICTIONS ON TRANSFERS OF SHARES
     2.1 Restriction on Transfers. No Shareholder shall make or attempt to make any Transfer of Shares except for Transfers of Shares made in accordance with the provisions of Articles 2, 3 and 4 and Transfers of Shares which are excepted from the restrictions on Transfer by operation of Section 2.2. Any Transfer or purported Transfer of Shares by a Shareholder which is not made in accordance with, or which violates any of, the provisions of Articles 2, 3 and 4, shall be null and void and have no legal force or effect, and the Company shall not recognize any such Transfer or recognize the transferee as the holder of such Shares for any purpose.
     2.2 Unrestricted Transfers.
          (a) Notwithstanding any other provision of this Article 2 or of Article 3 of this Agreement, the following Transfers of Shares shall not be subject to the rights of first refusal contained in Section 2.3 or the tag-along rights set forth in Article 3 hereof:
               (i) any Transfer of Shares made in connection with an Initial Public Offering;
               (ii) any Transfer of Shares to the Company;
               (iii) any Transfer of Shares by a Shareholder that is an investment partnership to its partners or to an Affiliate of such investment partnership;
               (iv) any Transfer of Shares to another Shareholder or another Shareholder’s Permitted Transferee; or
               (v) any Transfer of Shares by a Shareholder to a Permitted Transferee.
          (b) Securities Law Restrictions. Notwithstanding any other provision in this Agreement, but subject to express written waiver by the Company in the exercise of its good faith and reasonable judgment, no Shareholder shall Transfer any Shares without the registration of the Transfer of such Shares under the Securities Act or until the Company shall have received such legal opinions or other assurances that such Transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws as the Company in its good faith and reasonable discretion deems appropriate in light of the facts and circumstances relating to such proposed Transfer, together with such representations, warranties and indemnifications from the transferor and the transferee as the Company in its good faith and reasonable discretion deems appropriate to confirm the accuracy of the facts and circumstances that are the basis for any such opinion or other assurances and to protect the Company and the other Shareholders from any liability resulting from any such Transfer.
          (c) Legends. All certificates representing Shares now or hereafter owned by the Shareholders shall bear the following legend, or a legend to a similar effect:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS: (I) A REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 IS IN EFFECT; OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
In addition, all certificates representing Shares now or hereafter owned by the Shareholders shall bear the following legend:
TRANSFER OF THE SECURITIES IS FURTHER RESTRICTED AS PROVIDED IN THE SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DATED AS OF JULY 14, 2006, A COPY OF WHICH IS AVAILABLE AT THE COMPANY’S OFFICES.
All certificates evidencing Shares hereafter issued to a Shareholder for any reason or purpose shall, when issued, bear similar legends.
     2.3 Rights of First Refusal.
          (a) Offering Notice. Subject to Section 2.1, if, at any time prior to the Initial Public Offering, any holder of Shares wishes to transfer all or any portion of its, his or her Shares (a “Selling Shareholder”) to any Person other than to a Permitted Transferee (a “Third Party Purchaser”) and other than in a transaction described above in Section 2.2, such Selling Shareholder shall offer such Shares first to each holder of Shares other than the Selling Shareholder (collectively, the “Non-Selling Shareholders”), by sending written notice (an “Offering Notice”) to the Company and each Non-Selling Shareholder, which shall state: (a) the name and address of the proposed purchaser; (b) the number of Shares of Capital Stock proposed to be transferred (the “Offered Securities”); (c) the proposed purchase price per Share for the Offered Securities (the “Offer Price”); and (d) the other terms and conditions of such sale. Upon delivery of the Offering Notice, such offer shall be irrevocable unless and until the rights of first refusal provided for herein shall have been waived or shall have expired.
          (b) Non-Selling Shareholder Option; Exercise. For a period of thirty (30) days after the giving of the Offering Notice pursuant to Section 2.3(a) (the “Non-Selling Shareholder Option Period”), each Non-Selling Shareholder shall have the right (hereby granted by each holder of Shares of Capital Stock) (the “Non-Selling Shareholder Option”) but not the obligation to purchase its, his or her pro rata share (based on each Non-Selling Shareholder’s percentage ownership of Shares of Capital Stock of the Company then outstanding (excepting therefrom the percentage owned by the Selling Shareholder)) of the Offered Securities at a purchase price equal to the Offer Price; provided, however, that if the Offer Price is not to be paid in cash, the Non-Selling Shareholders shall have the right to substitute cash in the amount of the Offer Price (based on the fair market value of the consideration constituting the Offer Price, as determined in good faith by a majority of the disinterested members of the Company’s Board of Directors (i.e., excluding any Board member(s) who is the Selling Shareholder or who is designated by the Selling Shareholder)) and upon the other terms and conditions set forth in the Offering Notice. The right of each Non-Selling Shareholder to purchase the Offered Securities under this Section 2.3 (b) shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the Non-Selling Shareholder Option Period, to the Selling Shareholder with a copy to the Company. The failure of any Non-Selling Shareholder to respond within the Non-Selling Shareholder Option Period to the Selling Shareholder shall be deemed to be a waiver of that Non-Selling Shareholder’s rights under this Section 2.3(b).
          (c) Company Option; Exercise. If the Non-Selling Shareholders do not elect to purchase all of the Offered Securities pursuant to Section 2.3(b), then, for a period of thirty (30) days after the expiration of the Non-Selling Shareholder Option Period pursuant to Section 2.3(b) (the “Company Option Period”), the Company shall have the right (hereby granted by each holder of Shares of Capital Stock) (the “Company Option”) but not the obligation to purchase any or all of the remaining Offered Securities at a purchase price equal to the Offer Price; provided, however, that if the Offer Price is not to be paid in cash, the Company shall have the right to substitute cash in the amount of the Offer Price (based on the fair market value of the consideration constituting the Offer Price, as determined in good faith by a majority of the disinterested members of the Company’s Board of Directors, including the Walnut Directors (unless Walnut is the Selling Shareholder) (i.e., excluding any Board member(s) who is the Selling Shareholder or who is designated by the Selling Shareholder)), and upon the other terms and conditions set forth in the Offering Notice. The right of the Company to purchase any or all of the remaining Offered Securities under this Section 2.3(c) shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the thirty (30) day Company Option Period, to the Selling Shareholder with a copy to all Non-Selling Shareholders, which notice shall state the number of Offered Securities proposed to be purchased by the Company. The failure of the Company to respond within such thirty (30) day Company Option Period shall be deemed to be a waiver of the Company’s rights under this Section 2.3(c).
          (d) Closing. Subject to Section 2.3(e), the closing of the purchases of Offered Securities subscribed for by the Non-Selling Shareholders and/or the Company under this Section 2.3 shall be held at the executive offices of the Company at 11:00 a.m., local time, on the seventy-fifth (75th) day after the giving of the Offering Notice pursuant to Section 2.3(a) or at such other time and place as the parties to the transaction may agree. At such closing, the Selling Shareholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer or with executed stock powers attached, and payment of all requisite transfer taxes, if any. The Offered Securities shall be free and clear of any liens (other than those arising hereunder and those attributable to actions by the purchasers thereof) and the Selling Shareholder shall so represent and warrant, and shall further represent and warrant that it, he or she is the sole beneficial and record owner of such Offered Securities. The Non-Selling Shareholders and/or the Company, as the case may be, purchasing Offered Securities shall deliver at the closing payment in full in immediately available funds for the Offered Securities purchased by it, him or her. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary.
          (e) Sale to a Third Party Purchaser. Unless the Non-Selling Shareholders and the Company elect to purchase all, but not less than all, of the Offered Securities under Sections

2.3(b) and 2.3(c), but in any event subject to Articles 3 and 4 of this Agreement, the Selling Shareholder may sell all, but not less than all, of the remaining Offered Securities to the Third Party Purchaser and on the same terms and conditions set forth in the Offering Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within sixty (60) days after the earlier to occur of: (i) the waiver by all of the Non-Selling Shareholders and the Company of their options to purchase the Offered Securities; and (ii) the expiration of the Company Option Period (the “Contract Date”); and provided further, that such sale shall not be consummated unless and until such Third Party Purchaser complies with Sections 2.2 and 4.2 hereof. If such sale is not consummated within thirty (30) days after the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter by the Selling Shareholder without again offering the same to the Non-Selling Shareholders and the Company in accordance with this Section 2.3.
ARTICLE 3.
TAG-ALONG RIGHTS
     3.1 Tag Along Rights With Respect to Sales of Common Stock. If: (x) any Shareholder beneficially owning five percent (5%) or more of the issued and outstanding New Class A Preferred (of all Series, taken together), New Class B Preferred (of all Series, taken together) or Common Stock, calculated on an as-converted and fully-diluted basis, desires to Transfer not less than ten percent (10%) of such holder’s New Class A Preferred, New Class B Preferred or Common Stock (a “Selling Article 3 Shareholder”) to a Third Party Purchaser and other than in a transaction described above in Section 2.2; and (y) the Non-Selling Shareholders and the Company do not exercise its, his, her or their options to purchase all of the shares of Capital Stock offered by the Selling Article 3 Shareholder (the “Tag-Along Offered Securities”) in accordance with Section 2.3, then each of the Class B Shareholders (each, a “Tag-Along Rightholder”), but specifically excluding the holders of shares of Common Stock or of any other Capital Stock, shall have the right (hereby granted by each Shareholder) to “tag-along” on any such Transfer as set forth in this Section 3.1. Notwithstanding any other provision of this Agreement to the contrary, no Selling Article 3 Shareholder may consummate any transaction described in the sentence immediately preceding without complying with the provisions of this Article 3. Each Selling Article 3 Shareholder shall notify the Company and each Tag-Along Rightholder of its desire to Transfer such Shares by sending written notice (a “Tag-Along Notice”) in accordance with Section 3.2. Each Tag-Along Rightholder shall have the right to sell to such Third Party Purchaser, upon the terms set forth in the Tag-Along Notice, that number of Shares of Common Stock then held by such Tag-Along Rightholder or which will be held by such Tag-Along Rightholder immediately after conversion of all or a portion of its New Class B Preferred, in accordance with the terms thereof (the “Tag-Along Rightholder Securities”) equal to that percentage of the Tag-Along Offered Securities determined by dividing: (A) the total number of Tag-Along Rightholder Securities then owned by such Tag-Along Rightholder by (B) the sum of: (x) the total number of Tag-Along Rightholder Securities then owned by all such Tag-Along Rightholders exercising their rights pursuant to this Section 3.1; and (y) the total number of shares of New Class A Preferred, New Class B Preferred and Common Stock (calculated on an as-converted basis, if applicable) proposed to be sold by the Selling Article 3 Shareholder. Subject to the proviso below, the Selling Article 3 Shareholder and the Tag-Along Rightholder(s) exercising their rights pursuant to this Section 3.1 shall effect the sale of the Tag-Along Offered

Securities and such Tag-Along Rightholder Securities respectively, with the number of Tag-Along Offered Securities to be Transferred to such Third Party Purchaser by the Selling Article 3 Shareholder reduced accordingly; provided, however, that if the Third Party Purchaser wishes to purchase some but not all of the total amount of Tag-Along Offered Securities (including the Tag-Along Rightholder Securities requested to be sold by such Tag-Along Rightholder(s)), then the amount of Tag-Along Offered Securities and Tag-Along Rightholders Securities to be sold to the Third Party Purchaser shall be sold in accordance with the ratio of the amount of Tag-Along Offered Securities requested to be sold by the Selling Article 3 Shareholder and each Tag-Along Rightholder, respectively, to the total number of Tag-Along Offered Securities and Tag-Along Rightholders Securities requested to be sold.
     3.2 Notice of Sale. The Selling Article 3 Shareholder shall give notice to each Tag-Along Rightholder of each proposed sale by it of shares of Capital Stock that gives rise to the rights of the Tag-Along Rightholders set forth in Section 3.1, at least thirty (30) days prior to the proposed consummation of such Transfer, setting forth the name of such Selling Article 3 Shareholder, the number of shares of Capital Stock proposed to be transferred (the “Tag-Along Offered Securities”), the name and address of the proposed Third Party Purchaser, the proposed amount and form of consideration (the “Tag-Along Offer Price”), the terms and conditions of payment offered by such Third Party Purchaser, the estimated number of the shares of Capital Stock that such Tag-Along Rightholder may Transfer to such Third Party Purchaser (determined in accordance with Section 3.1 and assuming that all Tag-Along Rightholders exercise their rights under this Section 3.1), and a representation that such Third Party Purchaser has been informed of the “tag-along” rights provided for in Section 3.1 and has agreed to purchase shares of Capital Stock in accordance with the terms hereof. The tag-along rights provided by Section 3.1 must be exercised by any Tag-Along Rightholder wishing to sell its shares of Capital Stock within thirty (30) days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Selling Article 3 Shareholder indicating such Tag-Along Rightholder’s wish to exercise its rights and specifying the number of shares of Capital Stock (up to the maximum number of shares of Capital Stock owned by such Tag-Along Rightholder required to be purchased by such Third Party Purchaser) it wishes to sell; provided, however, that any Tag-Along Rightholder may waive its rights under Section 3.1 prior to the expiration of such thirty (30) day period by giving written notice to the Selling Shareholder, with a copy to the Company. The failure of a Tag-Along Rightholder to respond within such thirty (30) day period shall be deemed to be a waiver of such Tag-Along Rightholder’s rights under Section 3.1. If a Third Party Purchaser fails to purchase shares of Capital Stock from any Tag-Along Rightholder that has properly exercised its tag-along rights pursuant to Section 3.1, then the Selling Article 3 Shareholder shall not be permitted to consummate the proposed sale of the Tag-Along Offered Securities, and any such attempted sale or proposed sale shall be null and void ab initio.
ARTICLE 4.
AFTER-ACQUIRED SECURITIES; TRANSFERRED SECURITIES; AGREEMENT TO BE BOUND
     4.1 After-Acquired Securities. All of the provisions of this Agreement shall apply to all Shares and Share Equivalents now owned or which may be issued or transferred hereafter and prior to the Initial Public Offering to a Shareholder in consequence of any additional issuance, purchase, conversion, exercise, exchange or reclassification of any such Shares or Share

Equivalents, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend or which are acquired by a Shareholder in any other manner.
     4.2 Agreement to be Bound. The Company covenants that it shall not issue any shares of Capital Stock or any Share Equivalents (other than options granted pursuant to a Company option plan approved by unanimous vote of the Board of Directors, including both Walnut Directors), or register the transfer of any shares of Capital Stock or any Share Equivalents (other than options granted pursuant to a Company option plan approved by unanimous vote of the Board of Directors, including both Walnut Directors), to any Person not a party to this Agreement, unless such Person has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument reasonably acceptable to the Company and to the holders of a majority in interest of the then-issued and outstanding New Class B Preferred and to the holders of a majority in interest of the issued and outstanding New Class A Preferred and Common Stock, voting together as a single class. The joinder agreement attached hereto and incorporated herein as Exhibit 4.2 is reasonably acceptable to the Company and to the holders of a majority in interests of the issued and outstanding New Class B Preferred and New Class A Preferred, voting together as a single class. Upon becoming a party to this Agreement, such Person shall be deemed to be, and shall be subject to the same obligations as, each Shareholder hereunder. Any issuance or transfer of Shares or any Share Equivalents by the Company in violation of this Section 4.2 shall be null and void ab initio.
ARTICLE 5.
CORPORATE GOVERNANCE
     5.1 General. From and after the date of this Agreement, each Shareholder shall vote its, his or her Shares at any regular or special meeting of the members of the Company (a “Shareholders Meeting”) or in any written consent executed in lieu of such a meeting of the members (a “Written Consent”), and shall take all other actions necessary, to give effect to the provisions of this Agreement (including, without limitation, Sections 5.3 and 5.4 hereof) and to ensure that the Charter Documents do not, at any time hereafter, conflict in any respect with the provisions of this Agreement. In addition, each Shareholder shall vote its, his or her Shares at any Shareholders Meeting or act by Written Consent with respect to such Shares, upon any matter submitted for action by the Company’s shareholders or with respect to which such Shareholder may vote or act by Written Consent, in conformity with the specific terms and provisions of this Agreement and the Charter Documents.
     5.2 Shareholder Actions. In order to effectuate the provisions of this Article 5, each Shareholder: (a) hereby agrees that when any action or vote is required to be taken by such Shareholder pursuant to this Agreement, such Shareholder shall use its, his or her reasonable best efforts to call, or cause the appropriate officers and directors of the Company to call, a Shareholders Meeting, or to execute or cause to be executed a Written Consent to effectuate such action of the members; (b) shall use its, his or her reasonable best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors, all the resolutions necessary to effectuate the provisions of this Agreement; and (c) shall use its, his or her reasonable best efforts to cause the Board of Directors to cause the Secretary of the Company, or if there be no secretary, such other officer of the

Company as the Board of Directors may appoint to fulfill the duties of Secretary, not to record any vote or consent contrary to the terms of this Article 5.
     5.3 Election of Directors; Number and Composition. Without limiting the effect of any provisions of the Amended and Restated Articles of Incorporation giving certain holders of Preferred Stock representation on the Board of Directors, each Shareholder shall vote its, his or her Shares at any Shareholders Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be seven (7). Each Shareholder shall vote its, his or her Shares at any Shareholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, and take all other actions necessary to ensure the election to the Board of Directors of the following members:
               (i) two (2) individuals designated by Walnut (the “Walnut Directors”), as long as Walnut or an Affiliate thereof continues to own at least fifty percent (50%) of the shares of New Class B Preferred (of all Series, taken together) owned by Walnut as of July 14, 2006 (or of Common Stock acquired by conversion of such shares of New Class B Preferred). If Walnut or an Affiliate thereof ceases to own at least fifty percent (50%) of the shares of New Class B Preferred (of all Series, taken together) owned by Walnut as of July 14, 2006 (or of Common Stock acquired by conversion of such shares of New Class B Preferred), the two (2) Directors previously designated by Walnut shall be designated by a majority in interest of the then-outstanding New Class B Preferred of all Series, voting together as a single class. Initially the two (2) Directors designated pursuant to this Section 5.3(i) shall be Frederic H. Mayerson and James M. Gould; and
               (ii) one (1) individual designated by William P. Parker and Julie P. Parker, as long as William P. Parker is alive and as long as William P. Parker and Julie P. Parker or Affiliates thereof own, in the aggregate, at least fifty percent (50%) of the shares of New Class A Preferred (of all Series, taken together) owned by them as of July 14, 2006 (or of Common Stock acquired by conversion of the New Class A Preferred). Initially, the Director designated pursuant to this Section 5.3(ii) shall be William P. Parker; and,
               (iii) three (3) individuals elected by T. O’Gara and W. O’Gara (the “Management Directors”) as long as T. O’Gara and W. O’Gara or Affiliates thereof continue to own at least fifty percent (50%) of the shares of New Class B Preferred (of all Series, taken together) owned by T. O’Gara and W. O’Gara as of July 14, 2006 (or of Common Stock acquired by conversion of such shares of New Class B Preferred). If T. O’Gara and W. O’Gara or Affiliates thereof cease to own at least fifty percent (50%) of the shares of New Class B Preferred (of all Series, taken together) owned by T. O’Gara and W. O’Gara as of July 14, 2006 (or of Common Stock acquired by conversion of such shares of New Class B Preferred) the three (3) Directors previously designated by T. O’Gara and W. O’Gara shall be designated by a majority-in-interest of the then-outstanding New Class B Preferred. Initially, the three (3) Directors designated pursuant to this Section 5.3(iii) shall be Thomas M. O’Gara, Wilfred T. O’Gara and Michael J. Lennon; and,
               (iv) one (1) individual nominated by Thomas M. O’Gara and approved by the holders of a majority of the then-outstanding shares of New Class B Preferred (such approval not to be unreasonably withheld). Initially, the Director designated pursuant to this Section 5.3(iv) shall be Abram S. Gordon.
     5.4 Removal and Replacement of Directors. Each Shareholder shall vote such Shares over which such Person has voting control, and will take all other necessary or desirable actions within his, her or its control and consistent with legal duty (whether in his, her or its capacity as a Shareholder, director, member of a Board committee or officer of the Company or otherwise), and the Company will take all necessary and desirable actions within its control and consistent with legal duty, in order to cause:
          (a) the removal from the Board of Directors (with or without cause) of any representative(s), at the written request of the Persons entitled to designate such representative(s) under Section 5.3 above, but only upon such written request and under no other circumstances;
          (b) in the event that any representative designated or elected hereunder for any reason ceases to serve as a member of the Board of Directors during such representative’s term of office, the resulting vacancy on the Board of Directors to be filled by a representative designated or elected as provided in Section 5.3 above by the Persons entitled to designate or elect such representative(s) under Section 5.3 above; and
          (c) in the event William P. Parker and Julie P. Parker no longer have the right to designate a director under Section 5.3(ii) above due to the death of William P. Parker, Julie P. Parker shall have the right to attend meetings of the Board of Directors as an observer (with voice but without vote) and the Director vacancy shall be filled by an individual jointly designated by the holders of a majority of the then-outstanding shares of New Class A Preferred, with the approval (not to be unreasonably withheld) of the holders of a majority of the then-outstanding shares of New Class B Preferred.
     5.5 Reimbursement of Expenses. The Company shall reimburse each director and observer for all reasonable travel, accommodation and ancillary expenses incurred by such director or observer to attend all meetings of the Board of Directors or incurred when conducting Company business, in either case upon presentation of appropriate documentation therefor.
     5.6 New Class A Preferred Information Rights. The holders of the New Class A Preferred shall have, and are hereby granted by the Company, the information rights of an “Investor” under Section 5.1 of the Recapitalization Agreement.
ARTICLE 6.
MISCELLANEOUS
     6.1 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:
The O’Gara Group, Inc.
7570 East Kemper Road, Suite 460
Cincinnati, OH 45249
Attention: Wilfred T. O’Gara
with a required copy (which shall not constitute notice) to:
Abram S. Gordon, Esq.
7570 East Kemper Road, Suite 460
Cincinnati, OH 45249
if to any Shareholder:
To the addresses set forth in the register maintained by the Company.
     All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged and telephonically confirmed, if telecopied.
     6.2 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. The Company may not assign any of its rights under this Agreement, directly or indirectly, voluntarily or by operation of law (by merger, consolidation or otherwise) without the written consent of the beneficial owners of both: (x) a majority of the issued and outstanding New Class B Preferred of all Series, voting together as a single class; and (y) the holders of not less than a majority in interest of the issued and outstanding New Class A Preferred of all Series, voting together as a single class. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement. No merger or consolidation of the Company with any other Person, including any Person affiliated with any Shareholder of the Company, shall operate to deprive the parties hereto of the benefits of this Agreement. Notwithstanding anything to the contrary in this Agreement, whenever any Class B Shareholder or Class A Shareholder shall be permitted to purchase any shares of Capital Stock pursuant to this Agreement, such Class B Shareholder or Class A Shareholder shall have the right to designate an Affiliate of such Class B Shareholder or Class A Shareholder to effectuate such purchase.
     6.3 Amendment and Waiver.
          (a) Except as specifically set forth in this Agreement, no failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

          (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by each of: (i) the Company; (ii) Shareholders beneficially owning not less than a majority in interest of the then issued and outstanding New Class B Preferred of all Series, voting together as a single class; and (iii) Shareholders beneficially owning not less than a majority of the then outstanding New Class A Preferred of all Series, voting together as a single class. Any such amendment, supplement, modification, waiver or consent shall be binding upon the Company and all of the Shareholders. Not in limitation of the foregoing, (A) no amendment to Section 5.3 shall eliminate or modify a Shareholder’s right to designate a director pursuant to subsections (i)-(iv) thereof, without the written consent of the Shareholder or Shareholders designating such director, and (B) no amendment shall adversely affect the rights of a Shareholder or a Class of Preferred Stock in a manner disproportionate to the effect on other Shareholders or Class of Preferred Stock, as the case may be, without the written consent of such Shareholder or holders of a majority of the shares of all Series of such Class, voting together as a single class, as the case may be.
     6.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.
     6.5 Specific Performance. The parties hereto intend that each of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party’s obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense that the plaintiff party has an adequate remedy at law.
     6.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     6.7 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.
     6.8 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.
     6.9 Entire Agreement.
          (a) This Agreement, together with the exhibits and schedules hereto, and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto and the other Transaction Documents, supersede all contemporaneous or prior agreements and understandings between the parties with respect to such subject matter, including (without limitation) the Existing Shareholders Agreement.
          (b) Each of the parties to this Agreement consents to the termination of the rights of certain Shareholders under: (i) Sections 4.16 and 4.17 of the Investment Agreement dated as of December 16, 2005 among the Company, Walnut, Hauser, Motto, T. O’Gara, W. O’Gara, Lennon and Campbell; (ii) the Irrevocable Subscription Agreement dated as of December 16, 2005 between T. O’Gara and the Corporation; (iii) Section 4.16 and 4.17 of the Investment Agreement dated as of May 6, 2005 among the Company, Walnut, Hauser and Campbell; (iv) the Irrevocable Subscription Agreement dated as of May 6, 2005 between T. O’Gara and the Company; and (v) Section 4.17 of the Investment Agreement dated as of May 17, 2004 between the Company and WIP.
     6.10 Term of Agreement. This Agreement shall become effective upon the execution hereof and shall terminate upon the IPO Closing Date.
     6.11 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such instruments and take such actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.
     6.12 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal substantive laws of the State of Ohio, without regard to principles of conflicts of law.
     6.13 Consent to Jurisdiction; Venue. Each of the parties to this Agreement hereby agrees and irrevocably consents : (x) to the non-exclusive jurisdiction of any state or federal court located within Hamilton County, Ohio for purposes of the enforcement by any party of its rights, or the construction of the terms of, this Agreement and related documents; and (y) to such service of process as may be made as set forth in the notice provision of this Agreement. Each of the parties hereby irrevocably waives any objection to the venue of action instituted hereunder in such state or federal court, whether on forum non conveniens or any other ground.
(Remainder of page intentionally blank; signature page follows.)

     The undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

THE O’GARA GROUP, INC.
By:	/s/ Wilfred T. O’Gara
	Name:	Wilfred T. O’Gara
	Title:	President

WALNUT INVESTMENT PARTNERS, L.P. By: Walnut Investments Holding Company, LLC, Its General Partner

By:	/s/ James M. Gould
	Name:	James M. Gould
	Title:	Managing General Partner

WALNUT PRIVATE EQUITY FUND, L.P. By: Walnut Private Equity Fund GP, LLC, Its General Partner

By:	/s/ James M. Gould
	Name:	James M. Gould
	Title:	Managing General Partner

WALNUT HOLDINGS O’GARA, LLC
By:	/s/ James M. Gould
	Name:	James M. Gould
	Title:	Managing Member

/s/ William J. Motto
WILLIAM J. MOTTO

PMR, LLC
By:	/s/ William Parker
	Name:	William Parker
	Title:	Manager

THE THOMAS M. O’GARA FAMILY TRUST
By:	/s/ Thomas M. O’Gara
Thomas M. O’Gara, Trustee

/s/ Wilfred T. O’Gara
WILFRED T. O’GARA

/s/ Michael J. Lennon
MICHAEL J. LENNON

/s/ Kurt M. Campbell
KURT M. CAMPBELL

/s/ William P. Parker
WILLIAM P. PARKER

/s/ Julie P. Parker
JULIE P. PARKER

/s/ Mark J. Hauser
MARK J. HAUSER

HAUSER 43, LLC
By:	/s/ Mark J. Hauser
	Name:	Mark J. Hauser
	Title:	Manager

VIR REALTY, LLC
By:	/s/ Harvey Siegel
	Name:	Harvey Siegel
	Title:	Managing Member

/s/ Brett T. Beaman
BRETT T. BEAMAN

/s/ Richard T. Holman-Vlcek
RICHARD T. HOLMAN-VLCEK

/s/ Calvin O’Dell Frye
CALVIN O’DELL FRYE

COUNTERPART SIGNATURE PAGE
     The undersigned hereby executes and delivers this counterpart signature page to the Amended and Restated Shareholders Agreement among The O’Gara Group, Inc., an Ohio corporation (“TOG”), and its Shareholders, as amended from time to time (the “Shareholders Agreement”). Concurrently with the execution of this counterpart signature page, the undersigned will become a holder of New Class A Preferred Stock of TOG under the terms of the Shareholders Agreement, and will become bound by the provisions (including restrictions on transfer) thereto.

THE O’GARA GROUP, INC.

By: Name:	/s/ Abram S. Gordon Abram S. Gordon
Title:	Vice President

NEW CLASS A PREFERRED STOCKHOLDER:

/s/ James W. Noe

James W. Noe

COUNTERPART SIGNATURE PAGE
     The undersigned hereby executes and delivers this counterpart signature page to the Second Amended and Restated Shareholders Agreement among The O’Gara Group, Inc. and its Shareholders, as amended from time to time (the “Shareholders Agreement”). Concurrently with the execution of this counterpart signature page, the undersigned will become a Series A shareholder of The O’Gara Group, Inc. under the terms of the Shareholders Agreement, and will become bound by the provisions (including restrictions on transfer) thereto.

THE O’GARA GROUP, INC.

/s/ Abram S. Gordon By: Abram S. Gordon
Its: Vice President

SERIES A SHAREHOLDER:

/s/ Connie G. Nyholm Printed Name: Connie G. Nyholm

COUNTERPART SIGNATURE PAGE
     The undersigned hereby executes and delivers this counterpart signature page to the Second Amended and Restated Shareholders Agreement among The O’Gara Group, Inc. and its Shareholders, as amended from time to time (the “Shareholders Agreement”). Concurrently with the execution of this counterpart signature page, the undersigned will become a Series A shareholder of The O’Gara Group, Inc. under the terms of the Shareholders Agreement, and will become bound by the provisions (including restrictions on transfer) thereto.

THE O’GARA GROUP, INC.

/s/ Abram S. Gordon By: Abram S. Gordon Its: Vice President

SERIES A SHAREHOLDER:

/s/ Harvey Siegel Printed Name: Harvey Siegel

COUNTERPART SIGNATURE PAGE
     The undersigned hereby executes and delivers this counterpart signature page to the Second Amended and Restated Shareholders Agreement among The O’Gara Group, Inc. and its Shareholders, as amended from time to time (the “Shareholders Agreement”). Concurrently with the execution of this counterpart signature page, the undersigned will become a Series A shareholder of The O’Gara Group, Inc. under the terms of the Shareholders Agreement, and will become bound by the provisions (including restrictions on transfer) thereto.

THE O’GARA GROUP, INC.

/s/ Abram S. Gordon By: Abram S. Gordon Its: Vice President

SERIES A SHAREHOLDER:

/s/ Steven D. Coates Printed Name: Steven D. Coates

COUNTERPART SIGNATURE PAGE
     The undersigned hereby executes and delivers this counterpart signature page to the Second Amended and Restated Shareholders Agreement among The O’Gara Group, Inc. and its Shareholders, as amended from time to time (the “Shareholders Agreement”). Concurrently with the execution of this counterpart signature page, the undersigned will become a Series A shareholder of The O’Gara Group, Inc. under the terms of the Shareholders Agreement, and will become bound by the provisions (including restrictions on transfer) thereto.

THE O’GARA GROUP, INC.

/s/ Abram S. Gordon By: Abram S. Gordon Its: Vice President

SERIES A SHAREHOLDER:

/s/ Penny A. Coates Printed Name: Penny A. Coates

COUNTERPART SIGNATURE PAGE
     The undersigned hereby executes and delivers this counterpart signature page to the Amended and Restated Shareholders Agreement among The O’Gara Group, Inc., an Ohio corporation (“TOG”), and its Shareholders, as amended from time to time (the “Shareholders Agreement”). Concurrently with the execution of this counterpart signature page, the undersigned will become a holder of New Class A Preferred Stock of TOG under the terms of the Shareholders Agreement, and will become bound by the provisions (including restrictions on transfer) thereto.

THE O’GARA GROUP, INC.

By: Name:	/s/ Steven Ratterman Steven Ratterman

NEW CLASS A PREFERRED STOCKHOLDER:

/s/ Lee Wares

Lee Wares

COUNTERPART SIGNATURE PAGE
     The undersigned hereby executes and delivers this counterpart signature page to the Amended and Restated Shareholders Agreement among The O’Gara Group, Inc., an Ohio corporation (“TOG”), and its Shareholders, as amended from time to time (the “Shareholders Agreement”). Concurrently with the execution of this counterpart signature page, the undersigned will become a holder of New Class A Preferred Stock of TOG under the terms of the Shareholders Agreement, and will become bound by the provisions (including restrictions on transfer) thereto.

THE O’GARA GROUP, INC.
By:	/s/ Steven Ratterman
Name:	Steven Ratterman

NEW CLASS A PREFERRED STOCKHOLDER:
/s/ David Painter
David Painter

COUNTERPART SIGNATURE PAGE
     The undersigned hereby executes and delivers this counterpart signature page to the Amended and Restated Shareholders Agreement among The O’Gara Group, Inc., an Ohio corporation (“TOG”), and its Shareholders, as amended from time to time (the “Shareholders Agreement”). Concurrently with the execution of this counterpart signature page, the undersigned will become a holder of New Class A Preferred Stock of TOG under the terms of the Shareholders Agreement, and will become bound by the provisions (including restrictions on transfer) thereto.

THE O’GARA GROUP, INC.
By:	/s/ Steven Ratterman
Name:	Steven Ratterman

NEW CLASS A PREFERRED STOCKHOLDER:
/s/ David Painter
David Painter, as attorney for
SUNRISE LIMITED

COUNTERPART SIGNATURE PAGE
     The undersigned hereby executes and delivers this counterpart signature page to the Second Amended and Restated Shareholders Agreement among The O’Gara Group, Inc., an Ohio corporation (“TOG”), and its Shareholders, as amended from time to time (the “Shareholders Agreement”). Concurrently with the execution of this counterpart signature page, the undersigned will become a holder of New Class A Preferred Stock of TOG under the terms of the Shareholders Agreement, and will become bound by the provisions (including restrictions on transfer) thereto.

THE O’GARA GROUP, INC.

/s/ Abram S. Gordon By: Abram S. Gordon Its: Vice President

NEW CLASS A PREFERRED STOCKHOLDER:

/s/ Robert L. Ford, III Robert L. Ford, III

8/19/08